UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 17, 2005
MYLAN LABORATORIES INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-9114	25-1211621
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number)	Identification No.)
1500 Corporate Drive
Canonsburg, PA 15317
(Address of principal executive offices)
(724) 514-1800
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events.
     Mylan Laboratories Inc. (the “Company”) is filing this Current Report on Form 8-K to update the historical financial statements included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2005 (the “2005 Form 10-K”) for a change in reporting segments from two segments, Generic Segment and Brand Segment, to one segment, Pharmaceuticals.
     Under requirements of the Securities and Exchange Commission (the “SEC”), the same segment reporting is required for previously issued financial statements included in the Company’s currently filed 2005 Form 10-K, if those financial statements are incorporated by reference in filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date in which the change in segments occurred.
     On July 28, 2005 and November 4, 2005, respectively, the Company filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (“June 2005 10-Q”) and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 (“September 2005 10-Q”) with the SEC. In both the June 2005 10-Q and the September 2005 10-Q, the Company presented its results to reflect the new segment classification.
     This reclassification has no effect on the Company’s reported net income for any reporting period and has no effect on the Company’s results of operations or financial condition.
     This report includes our reclassified audited Consolidated Financial Statements for the years ended March 31, 2005, 2004 and 2003.
     The reclassified consolidated financial information is attached to this current report on Form 8-K as Exhibit 99.1. Because we are reclassifying certain financial information in the 2005 Form 10-K only for segment reporting, the revised sections of our 2005 Form 10-K included in this report have not been otherwise updated for events occurring after the date of our Consolidated Financial Statements, which were originally presented in the 2005 Form 10-K filed on May 20, 2005. All other information in the 2005 Form 10-K remains unchanged. This report should be read in conjunction with our 2005 Form 10-K (except for Item 8 of Part II, which is contained in this report).
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised Consolidated Financial Statements and Supplementary Data for the years ended March 31, 2005, 2004 and 2003 (Part II—Item 8 of the Company’s Annual Report on Form 10-K for the year ended March 31, 2005, filed with the SEC on May 20, 2005).
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN LABORATORIES INC.

Date: November 17, 2005	By:	/s/ Edward J. Borkowski
Edward J. Borkowski
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised Consolidated Financial Statements and Supplementary Data for the years ended March 31, 2005, 2004 and 2003 (Part II—Item 8 of the Company’s Annual Report on Form 10-K for the year ended March 31, 2005, filed with the SEC on May 20, 2005).

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